UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005

                           DECKERS OUTDOOR CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-22446                95-3015862
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)

         495A South Fairview Avenue,
             Goleta, California                             93117
   (Address of principal executive offices)               (Zip Code)

       (805) 967-7611 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing
             Rule or Standard; Transfer of Listing.

             As previously announced on a Form 8-K filed with the Securities and Exchange Commission on September 22, 2005, Angel Martinez, the President and Chief Executive Officer of Deckers Outdoor Corporation (the "Company") was appointed to the Board of Directors of the Company (the "Board"), effective September 16, 2005.

             On October 3, 2005, the Company received written notice from the Nasdaq Stock Market ("Nasdaq") that due to the appointment of Mr. Martinez, the Company no longer complies with Nasdaq Marketplace Rule 4350(c)(1) (the "Rule"), which requires a listed company to have a majority of independent directors serving on its board. As a result of Mr. Martinez's appointment, the Company's Board presently has six members, composed of three independent directors. Nasdaq has requested the Company to provide Nasdaq, on or before October 18, 2005, with a specific plan and timetable to achieve compliance with the Rule.

             The Board will be submitting such plan and timetable to Nasdaq on or before the date stated above. The Board has initiated a search for a new independent director and intends to appoint an additional independent director as soon as possible.

Item 7.01.   Regulation FD Disclosure.

             On October 6, 2005, the Company issued a press release stating that the Company had received written notice from Nasdaq that due to the appointment of Mr. Martinez, the Company no longer complies with the Rule. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

             The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Item 7.01 or to Exhibit 99.1. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01.   Financial Statements and Exhibits.

       (c)   Exhibits.

             Exhibit No.              Description
             -----------              -----------

                99.1                  Press release, dated October 6, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  DECKERS OUTDOOR CORPORATION

Date:    October 6, 2005                          By /s/ M. Scott Ash
                                                     ---------------------------
                                                     M. Scott Ash,
                                                     Chief Financial Officer




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